EXHIBIT 10.18
                      RIDER TO LEASE DATED DECEMBER , 1990
                     BETWEEN SIDNEY KUCHIN, AS LANDLORD AND
                     SBURUBAN TRAILS, INC. CORP., AS TENANT

         28TH: In the event of any conflict in the terms, conditions and provisions set forth in this Rider to the Lease and the terms, conditions and provisions of the printed portion of this Lease, the terms, conditions and provisions of this Rider shall control.

         29th: Tenant shall, at its sole cost and expense, comply with the Environmental Cleanup Responsibility Act ("ECRA") N.J.S.A. 13:1K-6 et.seq. In order to comply with ECRA, the Tenant shall undertake all sampling and cleanup required by the Landlord or the New Jersey Department of Environmental protection ("NJDEP") and shall execute all documents and pay all fees necessary or desirable for such compliance, which execution and/or payment may be requested by either the Landlord and/or NJDEP. It is understood that this provision shall apply with regard to any action which the termination of this Lease, the change of use of the premises, an assignment or sublease of all or part of the Premises, bankruptcy or the conveyance of title to the Premises. It is understood that this provision shall survive the expiration or earlier termination of this Lease.

         30th: The Tenant herein shall have the option to purchase, upon notice as hereinafter provided, the Premises herein leased at any time before the expiration of the term of this Lease, provided this Lease has not been sooner terminated as provided herein or otherwise, and provided the Tenant is not in default in the payment of rent or other charges or in the performance of or compliance with all other covenants, terms and conditions of this Lease, for the base purchase price of $2,200,000.00 ("Total Purchase Price") which Total Purchase Price shall be paid as hereinafter set forth.

                  (a) As a condition precedent to the exercise of this option, the Tenant shall give irrevocable notice of its election to purchase the Premises, on the terms provided herein, in writing and signed by the Tenant, which shall be accompanied by a sum equal to 10% of the Total Purchase Price, in lawful money of the United States of America. This notice shall be served personally on the Landlord, or by registered or certified mail, postage prepaid, addressed to the Landlord at the above stated address or such other address as the Landlord, may in writing, designate. The balance of the Total Purchase Price, subject to any applicable adjustments, shall be paid, in lawful money of the United States of America, simultaneously with the delivery of a bargain and sale deed with covenants against grantors acts within 30 days after the service of the above referenced notice.

                  (b) The base purchase price shall be increased by a sum equal to the lesser of: I) 2% of the base purchase price for every twelve month period, or part thereof, starting with the commencement date of the Lease and ending with the date the notice is received by the Landlord; or ii) 1/2 of the percentage increase in the Consumer Price Index between October, 1990 and the month in which the notice is received, multiplied by the base purchase price. For purposes of this paragraph, the Consumer Price Index shall mean the "Consumer Price Index for All Urban Consumers" published by the Bureau of Labor Statistics of the United States Department of Labor, for New York - Northeastern
N. J., All Items, (1967 = 100) or any renamed local index covering the metropolitan New York area or any other successor or substitute index appropriately adjusted.

                  (c) The Premises shall be conveyed free of all mortgage liens and all other liens or other encumbrances of any type which result or have resulted from an act, contract or agreement of Landlord, subject to such easements and restrictions of record as may be in effect as of the date of this Lease and such other easements and/or restrictions of record as shall not affect the marketability of title or the use of the Premises for the purpose which it is being used as of the commencement date of this Lease.

                  The New Jersey Realty Transfer Fee or any similar replacement therefore shall be the obligation of the Landlord and adjustments and prorations for rents and any other appropriate adjustments, shall be made as of the date of closing of title.

                  (e) Tenant, at least 15 days prior to the date set for closing of title, shall furnish landlord's attorneys with a written notice of any exceptions to title. In the event that there are title exceptions which must be cured by Landlord, the closing of title shall be extended for a period of up to 60 days in order to enable Landlord to cure such exceptions. Tenant shall accept the Premises in their "as is" condition as of the closing of title. Unless otherwise agreed between the Landlord and Tenant, the closing shall take place at the offices of the Landlord at 10:00 A.M. at a date to be mutually agreed upon between the parties or, in the absence of any agreement, thirty days after service of the notice exercising the option.

                  (f) The parties shall continue as Landlord and Tenant under the terms, covenants, conditions and agreements of this Lease until the closing of title.

         31st: Landlord and Tenant agree, at the option or request of either party, to prepare, execute and record a memorandum of this Lease in the county in which the Premises is located.


WITNESS:

- ----------------------------------          ------------------------------
                                            SIDNEY KUCHIN


ATTEST:                                     SUBURBAN TRAILS, INC.

_____________________________               By:____________________________


                          AMENDMENT TO LEASE AGREEMENT

       =================================================================

                           LANDLORD: SIDNEY KUCHIN


                           TENANT:   SUBURBAN TRAILS, INC.

       =================================================================

                           DATED:   AS OF NOVEMBER 1, 1995

       =================================================================

                  PREMISES:CERTAIN LAND, BUILDINGS AND
                           IMPROVEMENTS LOCATED ON ROUTE 33
                           IN MONROE TOWNSHIP, NEW JERSEY

                          AMENDMENT TO LEASE AGREEMENT

         AMENDMENT TO LEASE AGREEMENT ("AMENDMENT") dated as of the 1st day of November, 1995, by and between SIDNEY KUCHIN, having an address at 750 Somerset Street, New Brunswick, New Jersey ______________ ("LANDLORD") and SUBURBAN TRAILS, INC., a ________ corporation, having an address at 750 Somerset Street, New Brunswick, New Jersey _______ ("TENANT").

                               W I T N E S E T H:

         WHEREAS, the Landlord and the Tenant previously entered into a certain lease agreement dated December, 1990 ("LEASE") as and for certain land, buildings and improvements located on Route 33 in Monroe Township and known and designated on the Official Tax Map of the Township of Monroe, Middlesex County, New Jersey as Block 4, Lot 14.01, being the same property as described in that certain deed dated February 2, 1989 and recorded on February 8, 1989 in the Office of the Clerk of Middlesex County in Deed Book 3762, Page 848 as further identified and described on Schedule "A", annexed hereto and made a part hereof (collectively, the "PREMISES"); and

         WHEREAS, the Landlord and the Tenant are desirous of amending certain terms and conditions of the Lease in accordance with the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed as follows:


         1. Notwithstanding any terms and conditions of the Lease to the contrary and/or the terms and conditions of any other agreement or understanding, oral or written, by and between the Landlord and the Tenant with respect to the Lease and/or the Premises, the Lease is hereby amended in accordance with the terms and conditions of this Amendment.


         2. The paragraph beginning with the word "Witnesseth" on the first page of the Lease is hereby deleted in its entirety and the following shall be inserted in its place and stead to read in its entirety as follows:

         Witnesseth that, the Landlord does hereby lease to the Tenant, and the Tenant does hereby rent from the Landlord the following described premises: A portion of that certain property located on Route 33 in Monroe Township, New Jersey and known and designated on the Official Tax Map of the Township of Monroe, Middlesex County, New Jersey as Block 4, Lot 14.01 being the same property as described in that certain deed dated February 2, 1989 and recorded on February 8, 1989 in the Office of the Clerk of Middlesex County in Deed Book 3762, Page 848, for a term of forty (40) years commencing on November 1, 1990 and ending on October 31, 2030 to be used and occupied by the Tenant for any legally permitted use. The leased property is more fully identified in the cross-hatched diagram, annexed hereto and made a part hereof as Schedule "A".

         3. The Landlord hereby waives any right and/or entitlement to the increase in rent to which the Landlord would have otherwise been entitled on November 1, 1995 in accordance with the provisions of Paragraph 1 of the Lease. Notwithstanding the foregoing, nothing contained in this Paragraph 3 shall be deemed to affect or limit, in any manner whatsoever, the Landlord's right and/or entitlement to collect and receive any future increases in rent, as provided in Paragraph 4 of this Amendment.


         4. Paragraph 1 of the Lease is hereby deleted in its entirety and the following shall be inserted in its place and stead to read in its entirety as follows:

         1st: The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, (i) the sum of Twelve Thousand ($12,000.00) Dollars per month for each month during the lease term up to and including October 31, 1998, (ii) commencing on November 1, 1998, a monthly rental for the next five (5) year period during the lease term equal to the monthly rental for the immediately preceding eight
         (8) year period plus ten (10%) percent and (iii) a monthly rental for each five (5) year period during the lease term thereafter equal to the monthly rental for the immediately preceding five (5) year period plus ten (10%) percent. The rent shall be payable on the first day of each and every month during the lease term.


         5. The following new paragraph 32 is hereby added to the Lease to read in its entirety as follows:

         32nd: In furtherance of the provisions of paragraph 29 hereof, Tenant covenants and agrees that Tenant shall, at Tenant's sole cost and expense, comply at all times with all Requirements (as hereinafter defined) governing the use, generation, storage, treatment and/or disposal of any Hazardous Materials (as hereinafter defined), the presence of which results from or in connection with the act or omission of Tenant, or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns or the breach of this Lease by Tenant, or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns. The term

                                        2

         "HAZARDOUS MATERIALS" shall mean any biologically or chemically active or other toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCBS, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., and as hazardous wastes under the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6010, et seq., any chemical substance or mixture regulated under the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. 2601, et seq., any "toxic pollutant" under the Clean Water Act, 33 U.S.C. ss. 466 et seq., as amended, any hazardous air pollutant under the Clean Air Act, 42 U.S.C. ss. 7401 et seq., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1802, et seq., and any hazardous or toxic substances or pollutant regulated under any other Requirements including, without limitation, ECRA. The term "REQUIREMENTS" shall mean (i) all present and future laws, rules, ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary as well as ordinary, retroactive and prospective, of the United States of America, the State of New Jersey, the Township of Monroe, and/or any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, which have jurisdiction over or affect, directly or indirectly, the Premises or any portion thereof or the maintenance, operation or occupation of the Premises,
         (ii) all requirements, obligations and conditions of all instruments of record on the date of this Lease, and (iii) all requirements, obligations and conditions imposed by any fire rating agency or by the carrier of Landlord's hazard insurance policy for the Premises.

                  Tenant agrees to execute, from time to time, at Landlord's request, affidavits, representations and the like concerning Tenant's best knowledge and belief regarding the presence of Hazardous Materials in, on, under or about the Premises. Tenant shall indemnify and hold harmless the Landlord, and all of its shareholders, principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns from and against any loss, claim, cost, damage, liability or expense (including attorneys' fees and disbursements) arising by reason of any clean up, removal, remediation, detoxification action or any other activity required or recommended of the Landlord, or any of its principals, shareholders, officers,

                                        3

         directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns by any Governmental Authority by reason of the presence in, on, under or about the Premises of any Hazardous Materials, as a result of or in connection with the act or omission of Tenant or any of Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns or the breach of this Lease by Tenant or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns. The foregoing covenants and indemnity shall survive the expiration or any termination of this Lease.


         6. Tenant, from and after the date of this Amendment To Lease Agreement, shall be deemed to mean and refer to Suburban Trails, Inc., Suburban Transit Corp., Central Jersey Transit, Inc. f/k/a Plainfield Transit, Inc. and H.A.M.L. Corp., collectively, jointly and severally, for any and all purposes under the Lease, as amended hereby, and each of the foregoing entities shall have all of the rights, privileges, obligations and liabilities under the Lease as if they were the original tenant named in the Lease.

         7. All terms and conditions of the Lease not specifically modified or amended hereby shall remain unamended and in full force and effect.

         8. Except as may be otherwise set forth in this Amendment, all capitalized terms as used herein shall have the same meaning as ascribed to them in the Lease.

         9. This Amendment shall be binding upon and inure to the benefit of the parties hereto, as well as their respective heirs, successors, administrators, executors, representatives and assigns.

         10. In the event of any inconsistencies between the terms and conditions of the Lease and the terms and conditions of this Amendment, then in such event, the terms and conditions set forth in this Amendment shall supersede and shall be deemed paramount in all respects to the terms and conditions of the Lease and/or any other agreement or understanding, oral or written, by and between the Landlord and Tenant with respect to the Lease and/or the Premises at any time, now or hereafter.

                                        4

         11. This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to any principles of conflicts of law.


         IN WITNESS WHEREOF, the Landlord and Tenant have executed this Amendment as of the date and year first written above.

                                    LANDLORD:

                                    SIDNEY KUCHIN


                                    TENANT:

                                    SUBURBAN TRAILS, INC.

                                    BY:

AGREED, ACKNOWLEDGED
  AND ACCEPTED:

SUBURBAN TRANSIT CORP.

BY:


CENTRAL JERSEY TRANSIT, INC.
  F/K/A PLAINFIELD TRANSIT, INC.

BY:


H.A.M.L. CORP.

BY:
                                        5

STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this ______ day of ______________, 1996, before me personally came _____________________, to me known, who being by me duly sworn, did depose and say that he resides at ________________________________________________,; that he is the President of SUBURBAN TRAILS, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.

                                                NOTARY PUBLIC



STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this ______ day of ______________, 1996, before me personally came _____________________, to me known, who being by me duly sworn, did depose and say that he resides at _____________________________________________________,;
that he is the President of SUBURBAN TRANSIT CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.

                                               NOTARY PUBLIC



STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this ______ day of ______________, 1996, before me personally came _____________________, to me known, who being by me duly sworn, did depose and say that he resides at ___________________________________________________,;
that he is the President of CENTRAL JERSEY TRANSIT, INC. f/k/a PLAINFIELD TRANSIT, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.


                                              NOTARY PUBLIC

                                        6

STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this ______ day of ______________, 1996, before me personally came _____________________, to me known, who being by me duly sworn, did depose and say that he resides at ____________________________________________________,;
that he is the President of H.A.M.L. Corp., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.


                                              NOTARY PUBLIC
STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On the _______ day of _____________ , 1996, before me personally came SIDNEY KUCHIN to me known to be the individual named in and who executed the foregoing instrument and acknowledged that they signed his name thereto.


                                              NOTARY PUBLIC

                                       7

                          AMENDMENT TO LEASE AGREEMENT

       =================================================================

                           LANDLORD: SIDNEY KUCHIN

                           TENANT:   CENTRAL JERSEY TRANSIT, INC.
                                     F/K/A PLAINFIELD TRANSIT, INC.

       =================================================================

                           DATED:    AS OF NOVEMBER 1, 1995

       =================================================================

                  PREMISES:CERTAIN LAND, BUILDINGS AND
                           IMPROVEMENTS LOCATED AT 601 NEW
                           MARKET AVENUE, SOUTH PLAINFIELD,
                           NEW JERSEY

                          AMENDMENT TO LEASE AGREEMENT

         AMENDMENT TO LEASE AGREEMENT ("AMENDMENT") dated as of the 1st day of November, 1995, by and between SIDNEY KUCHIN, having an address at 750 Somerset Street, New Brunswick, New Jersey ("LANDLORD") and CENTRAL JERSEY TRANSIT, INC. f/k/a PLAINFIELD TRANSIT, INC., a ____________ corporation, having an address at 750 Somerset Street, New Brunswick, New Jersey ___________ ("TENANT").

                               W I T N E S E T H:

         WHEREAS, the Tenant is the successor, by way of name change, to Plainfield Transit, Inc., the original named tenant in that certain lease agreement dated December, 1990 ("LEASE") by and between the Landlord, as landlord, and Plainfield Transit, Inc., as tenant, as and for certain land, buildings and improvements known as and by the street address of 601 New Market Avenue, South Plainfield, New Jersey and known and designated on the Official Tax Map of the City of South Plainfield, Middlesex County, New Jersey as Block 315, Lots 34,42 and 43 and Block 316, Lot 1 (collectively, the "PREMISES"); and

         WHEREAS, the Landlord and the Tenant are desirous of amending certain terms and conditions of the Lease in accordance with the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed as follows:


         1. Notwithstanding any terms and conditions of the Lease to the contrary and/or the terms and conditions of any other agreement or understanding, oral or written, by and between the Landlord and the Tenant with respect to the Lease and/or the Premises, the Lease is hereby amended in accordance with the terms and conditions of this Amendment.


         2. The paragraph beginning with the word "Witnesseth" on the first page of the Lease is hereby deleted in its entirety and the following shall be inserted in its place and stead to read in its entirety as follows:

         Witnesseth that, the Landlord does hereby lease to the Tenant, and the Tenant does hereby rent from the Landlord, the following described premises: 601 New Market Avenue, South Plainfield, New Jersey and known and designated on the Official Tax Map of the City of South Plainfield, Middlesex County, New Jersey as Block 315, Lots 34,42 and 43 and Block 316, Lot 1 for a term of forty (40) years commencing on November 1, 1990 and ending on October 31, 2030 to be used and occupied by the Tenant for any legally permitted use. The Landlord and the Tenant hereby acknowledge that the Tenant's use of the Premises shall be non-exclusive in nature and shall be at all times, now and hereafter, subject to and in conjunction with the use of the Premises by Suburban Transit Corp. and H.A.M.L. Corp. pursuant to the provisions of those certain leases dated December, 1990 and as of November 1, 1995, respectively.

         3. The Landlord hereby waives any right and/or entitlement, now or hereafter, to the increase in rent to which the Landlord would have otherwise been entitled on November 1, 1995 in accordance with the provisions of Paragraph 1 of the Lease. Notwithstanding the foregoing, nothing contained in this Paragraph 3 shall be deemed to affect or limit, in any manner whatsoever, the Landlord's right and/or entitlement to collect and receive any future increases in rent, as provided in Paragraph 4 of this Amendment.

         4. Paragraph 1 of the Lease is hereby deleted in its entirety and the following shall be inserted in its place and stead to read in its entirety as follows:

         1st: The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, (i) the sum of One Thousand ($1,000.00) Dollars per month for each month during the first eight (8) years of the lease term, (ii) a monthly rental for the next five (5) year period during the lease term equal to the monthly rental for the immediately preceding eight (8) year period plus ten (10%) percent and (iii) a monthly rental for each five (5) year period during the lease term thereafter equal to the monthly rental for the immediately preceding five (5) year period plus ten (10%) percent. The rent shall be payable on the first day of each and every month during the lease term.

         5. The Landlord and the Tenant hereby acknowledge that, prior to the date of this Amendment, the Tenant effectuated a change of its corporate name (the "Name Change") from Plainfield Transit, Inc. to Central Jersey Transit, Inc. Accordingly, by execution hereof, the Landlord and the Tenant agree that the Lease shall be deemed to have been amended so that all references in the Lease to Plainfield Transit, Inc. shall be deemed to mean and include Central Jersey Transit, Inc. at all times from and after the effective date of the Name Change up to and including the expiration date or termination date of the Lease

                                       2

         6. The following new paragraph 32 is hereby added to the Lease to read in its entirety as follows:

         32nd: In furtherance of the provisions of paragraph 29 hereof, Tenant covenants and agrees that Tenant shall, at Tenant's sole cost and expense, comply at all times with all Requirements (as hereinafter defined) governing the use, generation, storage, treatment and/or disposal of any Hazardous Materials (as hereinafter defined), the presence of which results from or in connection with the act or omission of Tenant, or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns or the breach of this Lease by Tenant, or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns. The term "HAZARDOUS MATERIALS" shall mean any biologically or chemically active or other toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCBS, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., and as hazardous wastes under the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6010, et seq., any chemical substance or mixture regulated under the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. 2601, et seq., any "toxic pollutant" under the Clean Water Act, 33 U.S.C. ss. 466 et seq., as amended, any hazardous air pollutant under the Clean Air Act, 42 U.S.C. ss. 7401 et seq., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1802, et seq., and any hazardous or toxic substances or pollutant regulated under any other Requirements including, without limitation, ECRA. The term "REQUIREMENTS" shall mean (i) all present and future laws, rules, ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary as well as ordinary, retroactive and prospective, of the United States of America, the State of New Jersey, the Borough of South Plainfield, and/or any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, which have jurisdiction over or affect, directly or indirectly, the Premises or any portion thereof or the maintenance, operation or occupation of the Premises, (ii) all requirements, obligations and conditions of all instruments of record on the date of this Lease, and (iii) all requirements, obligations and conditions

                                        3

         imposed by any fire rating agency or by the carrier of Landlord's hazard insurance policy for the Premises.

                  Tenant agrees to execute, from time to time, at Landlord's request, affidavits, representations and the like concerning Tenant's best knowledge and belief regarding the presence of Hazardous Materials in, on, under or about the Premises. Tenant shall indemnify and hold harmless the Landlord, and all of its shareholders, principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns from and against any loss, claim, cost, damage, liability or expense (including attorneys' fees and disbursements) arising by reason of any clean up, removal, remediation, detoxification action or any other activity required or recommended of the Landlord, or any of its principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns by any Governmental Authority by reason of the presence in, on, under or about the Premises of any Hazardous Materials, as a result of or in connection with the act or omission of Tenant or any of Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns or the breach of this Lease by Tenant or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns. The foregoing covenants and indemnity shall survive the expiration or any termination of this Lease.

         7. Tenant, from and after the date of this Amendment To Lease Agreement, shall be deemed to mean and refer to Central Jersey Transit, Inc. f/k/a Plainfield Transit, Inc., Suburban Trails, Inc., Suburban Transit Corp. and H.A.M.L. Corp., collectively, jointly and severally, for any all purposes under the Lease, as amended hereby, and each of the foregoing entities shall have all of the rights, privileges, obligations and liabilities under the Lease as if they were the original tenant named in the Lease.


         8. All terms and conditions of the Lease not specifically modified or amended hereby shall remain unamended and in full force and effect.

         9. Except as may be otherwise set forth in this Amendment, all capitalized terms as used herein shall have the same meaning as ascribed to them in the Lease.
                                        4

         10. This Amendment shall be binding upon and inure to the benefit of the parties hereto, as well as their respective heirs, successors, administrators, executors, representatives and assigns.


         11. In the event of any inconsistencies between the terms and conditions of the Lease and the terms and conditions of this Amendment, then in such event, the terms and conditions set forth in this Amendment shall supersede and shall be deemed paramount in all respects to the terms and conditions of the Lease and/or any other agreement or understanding, oral or written, by and between the Landlord and Tenant with respect to the Lease and/or the Premises at any time, now or hereafter.


         12. This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to any principles of conflicts of law.

         IN WITNESS WHEREOF, the Landlord and Tenant have executed this Amendment as of the date and year first written above.

                                    LANDLORD:

                                    SIDNEY KUCHIN


                                    TENANT:

                                    CENTRAL JERSEY TRANSIT F/K/A
                                      PLAINFIELD TRANSIT, INC.

                                    BY:


AGREED, ACKNOWLEDGED
  AND ACCEPTED:

SUBURBAN TRAILS, INC.

BY:


SUBURBAN TRANSIT CORP.

BY:


H.A.M.L. CORP.

BY:
                                        5

STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
CENTRAL JERSEY TRANSIT, INC. f/k/a PLAINFIELD TRANSIT, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.


                                        NOTARY PUBLIC


STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
SUBURBAN TRAILS, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.

                                           NOTARY PUBLIC



STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
SUBURBAN TRANSIT CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.

                                           NOTARY PUBLIC

                                        6

STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
H.A.M.L. CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.


                                           NOTARY PUBLIC

STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On the day of ___________________ , 1996, before me personally came SIDNEY KUCHIN to me known to be the individual named in and who executed the foregoing instrument and acknowledged that they signed his name thereto.


                                            NOTARY PUBLIC

                      RIDER TO LEASE DATED DECEMBER , 1990
                     BETWEEN SIDNEY KUCHIN, AS LANDLORD AND
                        SBURUBAN TRANSIT CORP., AS TENANT

         28TH: In the event of any conflict in the terms, conditions and provisions set forth in this Rider to the Lease and the terms, conditions and provisions of the printed portion of this Lease, the terms, conditions and provisions of this Rider shall control.

         29th: Tenant shall, at its sole cost and expense, comply with the Environmental Cleanup Responsibility Act ("ECRA") N.J.S.A. 13:1K-6 et.seq. In order to comply with ECRA, the Tenant shall undertake all sampling and cleanup required by the Landlord or the New Jersey Department of Environmental protection ("NJDEP") and shall execute all documents and pay all fees necessary or desirable for such compliance, which execution and/or payment may be requested by either the Landlord and/or NJDEP. It is understood that this provision shall apply with regard to any action which the termination of this Lease, the change of use of the premises, an assignment or sublease of all or part of the Premises, bankruptcy or the conveyance of title to the Premises. It is understood that this provision shall survive the expiration or earlier termination of this Lease.

         30th: The Tenant herein shall have the option to purchase, upon notice as hereinafter provided, the Premises herein leased at any time before the expiration of the term of this Lease, provided this Lease has not been sooner terminated as provided herein or otherwise, and provided the Tenant is not in default in the payment of rent or other charges or in the performance of or compliance with all other covenants, terms and conditions of this Lease, for the base purchase price of $1,200,000.00 ("Total Purchase Price") which Total Purchase Price shall be paid as hereinafter set forth.

                  (a) As a condition precedent to the exercise of this option, the Tenant shall give irrevocable notice of its election to purchase the Premises, on the terms provided herein, in writing and signed by the Tenant, which shall be accompanied by a sum equal to 10% of the Total Purchase Price, in lawful money of the United States of America. This notice shall be served personally on the Landlord, or by registered or certified mail, postage prepaid, addressed to the Landlord at the above stated address or such other address as the Landlord, may in writing, designate. The balance of the Total Purchase Price, subject to any applicable adjustments, shall be paid, in lawful money of the United States of America, simultaneously with the delivery of a bargain and sale deed with covenants against grantors acts within 30 days after the service of the above referenced notice.

                  (b) The base purchase price shall be increased by a sum equal to the lesser of: i) 2% of the base purchase price for every twelve month period, or part thereof, starting with the commencement date of the Lease and ending with the date the notice is received by the Landlord; or ii) 1/2 of the percentage increase in the Consumer Price Index between October, 1990 and the month in which the notice is received, multiplied by the base purchase price. For purposes of this paragraph, the Consumer Price Index shall mean the "Consumer Price Index for All Urban Consumers" published by the Bureau of Labor Statistics of the United States Department of Labor, for New York - Northeastern
N. J., All Items, (1967 = 100) or any renamed local index covering the metropolitan New York area or any other successor or substitute index appropriately adjusted.

                  (c) The Premises shall be conveyed free of all mortgage liens and all other liens or other encumbrances of any type which result or have resulted from an act, contract or agreement of Landlord, subject to such easements and restrictions of record as may be in effect as of the date of this Lease and such other easements and/or restrictions of record as shall not affect the marketability of title or the use of the Premises for the purpose which it is being used as of the commencement date of this Lease.

                  The New Jersey Realty Transfer Fee or any similar replacement therefore shall be the obligation of the Landlord and adjustments and prorations for rents and any other appropriate adjustments, shall be made as of the date of closing of title.

                  (e) Tenant, at least 15 days prior to the date set for closing of title, shall furnish landlord's attorneys with a written notice of any exceptions to title. In the event that there are title exceptions which must be cured by Landlord, the closing of title shall be extended for a period of up to 60 days in order to enable Landlord to cure such exceptions. Tenant shall accept the Premises in their "as is" condition as of the closing of title. Unless otherwise agreed between the Landlord and Tenant, the closing shall take place at the offices of the Landlord at 10:00 A.M. at a date to be mutually agreed upon between the parties or, in the absence of any agreement, thirty days after service of the notice exercising the option.

                  (f) The parties shall continue as Landlord and Tenant under the terms, covenants, conditions and agreements of this Lease until the closing of title.

         31st: Landlord and Tenant agree, at the option or request of either party, to prepare, execute and record a memorandum of this Lease in the county in which the Premises is located.


WITNESS:

- ----------------------------------          ------------------------------
                                            SIDNEY KUCHIN


ATTEST:                                     SUBURBAN TRANSIT CORP.

__________________________________          By:____________________________


                          AMENDMENT TO LEASE AGREEMENT

       =================================================================

                           LANDLORD: SIDNEY KUCHIN

                           TENANT:   SUBURBAN TRANSIT CORP.

       =================================================================

                           DATED:   AS OF NOVEMBER 1, 1995

       =================================================================

                  PREMISES:CERTAIN LAND, BUILDINGS AND
                           IMPROVEMENTS LOCATED AT 710
                           SOMERSET STREET, NEW BRUNSWICK,
                           NEW JERSEY

                          AMENDMENT TO LEASE AGREEMENT

         AMENDMENT TO LEASE AGREEMENT ("AMENDMENT") dated as of the 1st day of November, 1995, by and between SIDNEY KUCHIN, having an address at 750 Somerset Street, New Brunswick, New Jersey ___________ ("LANDLORD") and SUBURBAN TRANSIT CORP., a ________________ corporation, having an address at 750 Somerset Street, New Brunswick, New Jersey _______________ ("TENANT").

                               W I T N E S E T H:

         WHEREAS, the Landlord and the Tenant previously entered into a certain lease agreement dated December, 1990 ("LEASE") as and for certain land, buildings and improvements known as and by the street address of 710 Somerset Street, New Brunswick, New Jersey and known and designated on the Official Tax Map of the City of New Brunswick, Middlesex County, New Jersey as Block 596.02, Lots 5.02 and 6 (collectively, the "PREMISES"); and

         WHEREAS, the Landlord and the Tenant are desirous of amending certain terms and conditions of the Lease in accordance with the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed as follows:


         1. Notwithstanding any terms and conditions of the Lease to the contrary and/or the terms and conditions of any other agreement or understanding, oral or written, by and between the Landlord and the Tenant with respect to the Lease and/or the Premises, the Lease is hereby amended in accordance with the terms and conditions of this Amendment.


         2. The Landlord hereby waives any right and/or entitlement, now or hereafter, to the increase in rent to which the Landlord would have otherwise been entitled on November 1, 1995 in accordance with the provisions of Paragraph 1 of the Lease. Notwithstanding the foregoing, nothing contained in this Paragraph 2 shall be deemed to affect or limit, in any manner whatsoever, the Landlord's right and/or entitlement to collect and receive any future increases in rent, as provided in Paragraph 3 of this Amendment.

         3. Paragraph 1 of the Lease is hereby deleted in its entirety and the following shall be inserted in its place and stead to read in its entirety as follows:

         1st: The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, (i) the sum of Two Thousand Five Hundred ($2,500.00) Dollars per month for each month during the term of the Lease up to and including October 31, 1998, (ii) commencing on November 1, 1998, a monthly rental for the next five (5) year period during the lease term equal to the monthly rental for the immediately preceding eight (8) year period plus ten (10%) percent and (iii) a monthly rental for each five (5) year period during the lease term thereafter equal to the monthly rental for the immediately preceding five (5) year period plus ten (10%) percent. The rent shall be payable on the first day of each and every month during the lease term.

         4. The following new paragraph 32 is hereby added to the Lease to read in its entirety as follows:

         32nd: In furtherance of the provisions of paragraph 29 hereof, Tenant covenants and agrees that Tenant shall, at Tenant's sole cost and expense, comply at all times with all Requirements (as hereinafter defined) governing the use, generation, storage, treatment and/or disposal of any Hazardous Materials (as hereinafter defined), the presence of which results from or in connection with the act or omission of Tenant, or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns or the breach of this Lease by Tenant, or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns. The term "HAZARDOUS MATERIALS" shall mean any biologically or chemically active or other toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCBS, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., and as hazardous wastes under the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6010, et seq., any chemical substance or mixture regulated under the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. 2601, et seq., any "toxic pollutant" under the Clean Water Act, 33 U.S.C. ss. 466

                                        2

         et seq., as amended, any hazardous air pollutant under the Clean Air Act, 42 U.S.C. ss. 7401 et seq., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1802, et seq., and any hazardous or toxic substances or pollutant regulated under any other Requirements including, without limitation, ECRA. The term "REQUIREMENTS" shall mean (i) all present and future laws, rules, ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary as well as ordinary, retroactive and prospective, of the United States of America, the State of New Jersey, the City of New Brunswick, and/or any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, which have jurisdiction over or affect, directly or indirectly, the Premises or any portion thereof or the maintenance, operation or occupation of the Premises, (ii) all requirements, obligations and conditions of all instruments of record on the date of this Lease, and (iii) all requirements, obligations and conditions imposed by any fire rating agency or by the carrier of Landlord's hazard insurance policy for the Premises.

                  Tenant agrees to execute, from time to time, at Landlord's request, affidavits, representations and the like concerning Tenant's best knowledge and belief regarding the presence of Hazardous Materials in, on, under or about the Premises. Tenant shall indemnify and hold harmless the Landlord, and all of its shareholders, principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns from and against any loss, claim, cost, damage, liability or expense (including attorneys' fees and disbursements) arising by reason of any clean up, removal, remediation, detoxification action or any other activity required or recommended of the Landlord, or any of its principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns by any Governmental Authority by reason of the presence in, on, under or about the Premises of any Hazardous Materials, as a result of or in connection with the act or omission of Tenant or any of Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors,

                                        3

         subcontractors, successors and/or assigns or the breach of this Lease by Tenant or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns. The foregoing covenants and indemnity shall survive the expiration or any termination of this Lease.

         5. Tenant, from and after the date of this Amendment To Lease Agreement, shall be deemed to mean and refer to Suburban Transit Corp., Central Jersey Transit, Inc. f/k/a Plainfield Transit, Inc., Suburban Trails, Inc. and H.A.M.L. Corp., collectively, jointly and severally, for any all purposes under the Lease, as amended hereby, and each of the foregoing entities shall have all of the rights, privileges, obligations and liabilities under the Lease as if they were the original tenant named in the Lease.

         6. All terms and conditions of the Lease not specifically modified or amended hereby shall remain unamended and in full force and effect.

         7. Except as may be otherwise set forth in this Amendment, all capitalized terms as used herein shall have the same meaning as ascribed to them in the Lease.

         8. This Amendment shall be binding upon and inure to the benefit of the parties hereto, as well as their respective heirs, successors, administrators, executors, representatives and assigns.

         9. In the event of any inconsistencies between the terms and conditions of the Lease and the terms and conditions of this Amendment, then in such event, the terms and conditions set forth in this Amendment shall supersede and shall be deemed paramount in all respects to the terms and conditions of the Lease and/or any other agreement or understanding, oral or written, by and between the Landlord and Tenant with respect to the Lease and/or the Premises at any time, now or hereafter.

                                        4

         10. This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to any principles of conflicts of law.

         IN WITNESS WHEREOF, the Landlord and Tenant have executed this Amendment as of the date and year first written above.


                                    LANDLORD:

                                    SIDNEY KUCHIN


                                    TENANT:

                                    SUBURBAN TRANSIT CORP.

                                    BY:

AGREED, ACKNOWLEDGED
  AND ACCEPTED:

SUBURBAN TRAILS, INC.

BY:


CENTRAL JERSEY TRANSIT, INC.
  F/K/A PLAINFIELD TRANSIT, INC.

BY:


H.A.M.L. CORP.

BY:

                                        5

STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
SUBURBAN TRANSIT CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.


                                           NOTARY PUBLIC


STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
CENTRAL JERSEY TRANSIT, INC. f/k/a PLAINFIELD TRANSIT, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.


                                           NOTARY PUBLIC
STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
SUBURBAN TRAILS, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.

                                           NOTARY PUBLIC

                                        6

STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
H.A.M.L. CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.


                                           NOTARY PUBLIC


STATE OF                            )
                                                              ) SS.:
COUNTY OF                           )

         On the day of ___________________ , 1996, before me personally came SIDNEY KUCHIN to me known to be the individual named in and who executed the foregoing instrument and acknowledged that they signed his name thereto.


                                            NOTARY PUBLIC

                                        7

                      RIDER TO LEASE DATED DECEMBER , 1990
                     BETWEEN SIDNEY KUCHIN, AS LANDLORD AND
                        SBURUBAN TRANSIT CORP., AS TENANT

         28TH: In the event of any conflict in the terms, conditions and provisions set forth in this Rider to the Lease and the terms, conditions and provisions of the printed portion of this Lease, the terms, conditions and provisions of this Rider shall control.

         29th: Tenant shall, at its sole cost and expense, comply with the Environmental Cleanup Responsibility Act ("ECRA") N.J.S.A. 13:1K-6 et.seq. In order to comply with ECRA, the Tenant shall undertake all sampling and cleanup required by the Landlord or the New Jersey Department of Environmental protection ("NJDEP") and shall execute all documents and pay all fees necessary or desirable for such compliance, which execution and/or payment may be requested by either the Landlord and/or NJDEP. It is understood that this provision shall apply with regard to any action which the termination of this Lease, the change of use of the premises, an assignment or sublease of all or part of the Premises, bankruptcy or the conveyance of title to the Premises. It is understood that this provision shall survive the expiration or earlier termination of this Lease.

         30th: The Tenant herein shall have the option to purchase, upon notice as hereinafter provided, the Premises herein leased at any time before the expiration of the term of this Lease, provided this Lease has not been sooner terminated as provided herein or otherwise, and provided the Tenant is not in default in the payment of rent or other charges or in the performance of or compliance with all other covenants, terms and conditions of this Lease, for the base purchase price of $1,800,000.00 ("Total Purchase Price") which Total Purchase Price shall be paid as hereinafter set forth.

                  (a) As a condition precedent to the exercise of this option, the Tenant shall give irrevocable notice of its election to purchase the Premises, on the terms provided herein, in writing and signed by the Tenant, which shall be accompanied by a sum equal to 10% of the Total Purchase Price, in lawful money of the United States of America. This notice shall be served personally on the Landlord, or by registered or certified mail, postage prepaid, addressed to the Landlord at the above stated address or such other address as the Landlord, may in writing, designate. The balance of the Total Purchase Price, subject to any applicable adjustments, shall be paid, in lawful money of the United States of America, simultaneously with the delivery of a bargain and sale deed with covenants against grantors acts within 30 days after the service of the above referenced notice.

                  (b) The base purchase price shall be increased by a sum equal to the lesser of: I) 2% of the base purchase price for every twelve month period, or part thereof, starting with the commencement date of the Lease and ending with the date the notice is received by the Landlord; or ii) 1/2 of the percentage increase in the Consumer Price Index between October, 1990 and the month in which the notice is received, multiplied by the base purchase price. For purposes of this paragraph, the Consumer Price Index shall mean the "Consumer Price Index for All Urban Consumers" published by the Bureau of Labor Statistics of the United States Department of Labor, for New York - Northeastern
N. J., All Items, (1967 = 100) or any renamed local index covering the metropolitan New York area or any other successor or substitute index appropriately adjusted.

                  (c) The Premises shall be conveyed free of all mortgage liens and all other liens or other encumbrances of any type which result or have resulted from an act, contract or agreement of Landlord, subject to such easements and restrictions of record as may be in effect as of the date of this Lease and such other easements and/or restrictions of record as shall not affect the marketability of title or the use of the Premises for the purpose which it is being used as of the commencement date of this Lease.

                  The New Jersey Realty Transfer Fee or any similar replacement therefore shall be the obligation of the Landlord and adjustments and prorations for rents and any other appropriate adjustments, shall be made as of the date of closing of title.

                  (e) Tenant, at least 15 days prior to the date set for closing of title, shall furnish landlord's attorneys with a written notice of any exceptions to title. In the event that there are title exceptions which must be cured by Landlord, the closing of title shall be extended for a period of up to 60 days in order to enable Landlord to cure such exceptions. Tenant shall accept the Premises in their "as is" condition as of the closing of title. Unless otherwise agreed between the Landlord and Tenant, the closing shall take place at the offices of the Landlord at 10:00 A.M. at a date to be mutually agreed upon between the parties or, in the absence of any agreement, thirty days after service of the notice exercising the option.

                  (f) The parties shall continue as Landlord and Tenant under the terms, covenants, conditions and agreements of this Lease until the closing of title.

         31st: Landlord and Tenant agree, at the option or request of either party, to prepare, execute and record a memorandum of this Lease in the county in which the Premises is located.


WITNESS:

- ----------------------------------          ------------------------------
                                            SIDNEY KUCHIN


ATTEST:                                     SUBURBAN TRANSIT CORP.

__________________________________          By:____________________________


                          AMENDMENT TO LEASE AGREEMENT

       =================================================================

                           LANDLORD: SIDNEY KUCHIN

                           TENANT:   SUBURBAN TRANSIT CORP.

       =================================================================

                           DATED:   AS OF NOVEMBER 1, 1995

       =================================================================

                  PREMISES:CERTAIN LAND, BUILDINGS AND
                           IMPROVEMENTS LOCATED AT 750
                           SOMERSET STREET, NEW BRUNSWICK,
                           NEW JERSEY

                          AMENDMENT TO LEASE AGREEMENT


         AMENDMENT TO LEASE AGREEMENT ("AMENDMENT") dated as of the 1st day of November, 1995, by and between SIDNEY KUCHIN, having an address at 750 Somerset Street, New Brunswick, New Jersey ____________ ("LANDLORD") and SUBURBAN TRANSIT CORP., a ________________ corporation, having an address at 750 Somerset Street, New Brunswick, New Jersey __________ ("TENANT").

                               W I T N E S E T H:

         WHEREAS, the Landlord and the Tenant previously entered into a certain lease agreement dated December, 1990 ("LEASE") as and for certain land, buildings and improvements known as and by the street address of 750 Somerset Street, New Brunswick, New Jersey and known and designated on the Official Tax Map of the City of New Brunswick, Middlesex County, New Jersey as Block 596.02, Lots 5.04, 5.05, 5.06, 5.07 and 5.08 (collectively, the "PREMISES"); and

         WHEREAS, the Landlord and the Tenant are desirous of amending certain terms and conditions of the Lease in accordance with the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed as follows:

         1. Notwithstanding any terms and conditions of the Lease to the contrary and/or the terms and conditions of any other agreement or understanding, oral or written, by and between the Landlord and the Tenant with respect to the Lease and/or the Premises, the Lease is hereby amended in accordance with the terms and conditions of this Amendment.

         2. The Landlord hereby waives any right and/or entitlement, now or hereafter, to the increase in rent to which the Landlord would have otherwise been entitled on November 1, 1995 in accordance with the provisions of Paragraph 1 of the Lease. Notwithstanding the foregoing, nothing contained in this Paragraph 2 shall be deemed to affect or limit, in any manner whatsoever, the Landlord's right and/or entitlement to collect and receive any future increases in rent, as provided in Paragraph 3 of this Amendment.

         3. Paragraph 1 of the Lease is hereby deleted in its entirety and the following shall be inserted in its place and stead to read in its entirety as follows:

         1st: The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, (i) the sum of Five Thousand Five Hundred ($5,500.00) Dollars per month for each month during the lease term up to and including October 31, 1998, (ii) commencing on November 1, 1998, a monthly rental for the next five (5) year period during the lease term equal to the monthly rental for the immediately preceding eight (8) year period plus ten (10%) percent and (iii) a monthly rental for each five (5) year period during the lease term thereafter equal to the monthly rental for the immediately preceding five (5) year period plus ten (10%) percent. The rent shall be payable on the first day of each and every month during the lease term.

         4. The following new paragraph 32 is hereby added to the Lease to read in its entirety as follows:

         32nd: In furtherance of the provisions of paragraph 29 hereof, Tenant covenants and agrees that Tenant shall, at Tenant's sole cost and expense, comply at all times with all Requirements (as hereinafter defined) governing the use, generation, storage, treatment and/or disposal of any Hazardous Materials (as hereinafter defined), the presence of which results from or in connection with the act or omission of Tenant, or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns or the breach of this Lease by Tenant, or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns. The term "HAZARDOUS MATERIALS" shall mean any biologically or chemically active or other toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCBS, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., and as hazardous wastes under the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6010, et seq., any chemical substance or mixture regulated under the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. 2601, et seq., any "toxic

                                        2

         pollutant" under the Clean Water Act, 33 U.S.C. ss. 466 et seq., as amended, any hazardous air pollutant under the Clean Air Act, 42 U.S.C. ss. 7401 et seq., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1802, et seq., and any hazardous or toxic substances or pollutant regulated under any other Requirements including, without limitation, ECRA. The term "REQUIREMENTS" shall mean (i) all present and future laws, rules, ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary as well as ordinary, retroactive and prospective, of the United States of America, the State of New Jersey, the City of New Brunswick, and/or any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, which have jurisdiction over or affect, directly or indirectly, the Premises or any portion thereof or the maintenance, operation or occupation of the Premises,
         (ii) all requirements, obligations and conditions of all instruments of record on the date of this Lease, and (iii) all requirements, obligations and conditions imposed by any fire rating agency or by the carrier of Landlord's hazard insurance policy for the Premises.

                  Tenant agrees to execute, from time to time, at Landlord's request, affidavits, representations and the like concerning Tenant's best knowledge and belief regarding the presence of Hazardous Materials in, on, under or about the Premises. Tenant shall indemnify and hold harmless the Landlord, and all of its shareholders, principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns from and against any loss, claim, cost, damage, liability or expense (including attorneys' fees and disbursements) arising by reason of any clean up, removal, remediation, detoxification action or any other activity required or recommended of the Landlord, or any of its principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns by any Governmental Authority by reason of the presence in, on, under or about the Premises of any Hazardous Materials, as a result of or in connection with the act or omission of Tenant or any of Tenant's principals,

                                        3

         shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns or the breach of this Lease by Tenant or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns. The foregoing covenants and indemnity shall survive the expiration or any termination of this Lease.


         5. Tenant, from and after the date of this Amendment To Lease Agreement, shall be deemed to mean and refer to Suburban Transit Corp., Central Jersey Transit, Inc. f/k/a Plainfield Transit, Inc., Suburban Trails, Inc. and H.A.M.L. Corp., collectively, jointly and severally, for any all purposes under the Lease, as amended hereby, and each of the foregoing entities shall have all of the rights, privileges, obligations and liabilities under the Lease as if they were the original tenant named in the Lease.

         6. All terms and conditions of the Lease not specifically modified or amended hereby shall remain unamended and in full force and effect.

         7. Except as may be otherwise set forth in this Amendment, all capitalized terms as used herein shall have the same meaning as ascribed to them in the Lease.

         8. This Amendment shall be binding upon and inure to the benefit of the parties hereto, as well as their respective heirs, successors, administrators, executors, representatives and assigns.


         9. In the event of any inconsistencies between the terms and conditions of the Lease and the terms and conditions of this Amendment, then in such event, the terms and conditions set forth in this Amendment shall supersede and shall be deemed paramount in all respects to the terms and conditions of the Lease and/or any other agreement or understanding, oral or written, by and between the Landlord and Tenant with respect to the Lease and/or the Premises at any time, now or hereafter.
                                        4

         10. This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to any principles of conflicts of law.

         IN WITNESS WHEREOF, the Landlord and Tenant have executed this Amendment as of the date and year first written above.


                                    LANDLORD:

                                    SIDNEY KUCHIN


                                    TENANT:

                                    SUBURBAN TRANSIT CORP.

                                    BY:


AGREED, ACKNOWLEDGED
  AND ACCEPTED:

SUBURBAN TRAILS, INC.

BY:


CENTRAL JERSEY TRANSIT, INC.
  F/K/A PLAINFIELD TRANSIT, INC.

BY:


H.A.M.L. CORP.

BY:
                                        5

STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
SUBURBAN TRANSIT CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.

                                                 NOTARY PUBLIC


STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
CENTRAL JERSEY TRANSIT, INC. f/k/a PLAINFIELD TRANSIT, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.


                                                NOTARY PUBLIC

STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
SUBURBAN TRAILS, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.

                                           NOTARY PUBLIC

                                        6

STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
H.A.M.L. CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.


                                           NOTARY PUBLIC


STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On the __________ day of ___________________ , 1996, before me personally came SIDNEY KUCHIN to me known to be the individual named in and who executed the foregoing instrument and acknowledged that they signed his name thereto.

                                            NOTARY PUBLIC

                                        7

                      RIDER TO LEASE DATED DECEMBER , 1990
                     BETWEEN SIDNEY KUCHIN, AS LANDLORD AND
                        SBURUBAN TRANSIT CORP., AS TENANT

         28TH: In the event of any conflict in the terms, conditions and provisions set forth in this Rider to the Lease and the terms, conditions and provisions of the printed portion of this Lease, the terms, conditions and provisions of this Rider shall control.

         29th: Tenant shall, at its sole cost and expense, comply with the Environmental Cleanup Responsibility Act ("ECRA") N.J.S.A. 13:1K-6 et.seq. In order to comply with ECRA, the Tenant shall undertake all sampling and cleanup required by the Landlord or the New Jersey Department of Environmental protection ("NJDEP") and shall execute all documents and pay all fees necessary or desirable for such compliance, which execution and/or payment may be requested by either the Landlord and/or NJDEP. It is understood that this provision shall apply with regard to any action which the termination of this Lease, the change of use of the premises, an assignment or sublease of all or part of the Premises, bankruptcy or the conveyance of title to the Premises. It is understood that this provision shall survive the expiration or earlier termination of this Lease.

         30th: The Tenant herein shall have the option to purchase, upon notice as hereinafter provided, the Premises herein leased at any time before the expiration of the term of this Lease, provided this Lease has not been sooner terminated as provided herein or otherwise, and provided the Tenant is not in default in the payment of rent or other charges or in the performance of or compliance with all other covenants, terms and conditions of this Lease, for the purchase price of $250,000.00 ("Total Purchase Price") which Total Purchase Price shall be paid as hereinafter set forth.

                  (a) As a condition precedent to the exercise of this option, the Tenant shall give irrevocable notice of its election to purchase the Premises, on the terms provided herein, in writing and signed by the Tenant, which shall be accompanied by a sum equal to 10% of the Total Purchase Price, in lawful money of the United States of America. This notice shall be served personally on the Landlord, or by registered or certified mail, postage prepaid, addressed to the Landlord at the above stated address or such other address as the Landlord, may in writing, designate. The balance of the Total Purchase Price, subject to any applicable adjustments, shall be paid, in lawful money of the United States of America, simultaneously with the delivery of a bargain and sale deed with covenants against grantors acts within 30 days after the service of the above referenced notice.

                  (b) The Premises shall be conveyed free of all mortgage liens and all other liens or other encumbrances of any type which result or have resulted from an act, contract or agreement of Landlord, (except for the Lease to H.A.M.L. Corp. for use of the premises in common with the Tenant herein), subject to such easements and restrictions of record as may be in effect as of the date of this Lease and such other easements and/or restrictions of record as shall not affect the marketability of title or the use of the Premises for the purpose which it is being used as of the commencement date of this Lease.

                  The New Jersey Realty Transfer Fee or any similar replacement therefore shall be the obligation of the Landlord and adjustments and prorations for rents and any other appropriate adjustments, shall be made as of the date of closing of title.

                  (d) Tenant, at least 15 days prior to the date set for closing of title, shall furnish landlord's attorneys with a written notice of any exceptions to title. In the event that there are title exceptions which must be cured by Landlord, the closing of title shall be extended for a period of up to 60 days in order to enable Landlord to cure such exceptions. Tenant shall accept the Premises in their "as is" condition as of the closing of title. Unless otherwise agreed between the Landlord and Tenant, the closing shall take place at the offices of the Landlord at 10:00 A.M. at a date to be mutually agreed upon between the parties or, in the absence of any agreement, thirty days after service of the notice exercising the option.

                  (e) The parties shall continue as Landlord and Tenant under the terms, covenants, conditions and agreements of this Lease until the closing of title.

         31st: Landlord and Tenant agree, at the option or request of either party, to prepare, execute and record a memorandum of this Lease in the county in which the Premises is located.

         32nd: Notwithstanding anything else set forth in the Lease or this Rider, except for such costs as may be directly applicable to a particular tenant, such as repairs to the Premises required as a result of the actions of a particular tenant, all such additional costs and expenses which are the responsibility of the tenants at the Premises, including by way of example, and not by way of limitation, repairs, real estate taxes and assessments, utilities and insurance, shall be paid proportionately by the Tenant and the other tenant on the Premises, with the portion payable by the Tenants equal to the monthly rent payable by the Tenants to the Landlord divided by the total monthly rent payable to the Landlord by the Tenants and the other tenants on the Premises.


WITNESS:

- ----------------------------------          ------------------------------
                                            SIDNEY KUCHIN


ATTEST:                                     SUBURBAN TRANSIT CORP.

__________________________________          By:____________________________


                          AMENDMENT TO LEASE AGREEMENT

       =================================================================

                           LANDLORD: SIDNEY KUCHIN


                           TENANT:   SUBURBAN TRANSIT CORP.

       =================================================================

                           DATED:   AS OF NOVEMBER 1, 1995

       =================================================================

                  PREMISES:CERTAIN LAND, BUILDINGS AND
                           IMPROVEMENTS LOCATED AT 601 NEW
                           MARKET AVENUE, SOUTH PLAINFIELD,
                           NEW JERSEY

                          AMENDMENT TO LEASE AGREEMENT

         AMENDMENT TO LEASE AGREEMENT ("AMENDMENT") dated as of the 1st day of November, 1995, by and between SIDNEY KUCHIN, having an address at 750 Somerset Street, New Brunswick, New Jersey __________ ("LANDLORD") and SUBURBAN TRANSIT CORP., a ___________________ corporation, having an address at 750 Somerset Street, New Brunswick, New Jersey _________ ("TENANT").

                               W I T N E S E T H:

         WHEREAS, the Landlord and the Tenant previously entered into a certain lease agreement dated December, 1990 ("LEASE") as and for certain land, buildings and improvements known as and by the street address of 601 New Market Avenue, South Plainfield, New Jersey and known and designated on the Official Tax Map of the City of South Plainfield, Middlesex County, New Jersey as Block 315, Lots 34,42 and 43 and Block 316, Lot 1 (collectively, the "PREMISES"); and

         WHEREAS, the Landlord and the Tenant are desirous of amending certain terms and conditions of the Lease in accordance with the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed as follows:

         1. Notwithstanding any terms and conditions of the Lease to the contrary and/or the terms and conditions of any other agreement or understanding, oral or written, by and between the Landlord and the Tenant with respect to the Lease and/or the Premises, the Lease is hereby amended in accordance with the terms and conditions of this Amendment.

         2. The paragraph beginning with the word "Witnesseth" on the first page of the Lease is hereby deleted in its entirety and the following shall be inserted in its place and stead to read in its entirety as follows:

         Witnesseth that, the Landlord does hereby lease to the Tenant, and the Tenant does hereby rent from the Landlord the following described premises: 601 New Market Avenue, South Plainfield, New Jersey and known and designated on the Official Tax Map of the City of South Plainfield, Middlesex County, New Jersey as Block 315, Lots 34,42 and 43 and Block 316, Lot 1 for a term of forty (40) years commencing on November 1, 1990 and ending on October 31, 2030 to be used and occupied by the Tenant for any legally permitted use. The Landlord and the Tenant hereby acknowledge that the Tenant's use of the Premises shall be non-exclusive in nature and shall be at all times, now and hereafter, subject to and in conjunction with the use of the Premises by Central Jersey Transit, Inc. and H.A.M.L. Corp. pursuant to the provisions of those certain leases dated December, 1990 and as of November 1, 1995, respectively.

         3. The Landlord hereby waives any right and/or entitlement to the increase in rent to which the Landlord would have otherwise been entitled on November 1, 1995 in accordance with the provisions of Paragraph 1 of the Lease. Notwithstanding the foregoing, nothing contained in this Paragraph 3 shall be deemed to affect or limit, in any manner whatsoever, the Landlord's right and/or entitlement to collect and receive any future increases in rent including, but not limited to, the entire increased rent due and owing pursuant to the provisions of the Lease commencing on November 1, 1995, as provided in Paragraph 4 of this Amendment.

         4. Paragraph 1 of the Lease is hereby deleted in its entirety and the following shall be inserted in its place and stead to read in its entirety as follows:

         1st: The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, (i) the sum of Two Thousand ($2,000.00) Dollars per month for each and every month during the lease term up to and including October 31, 1995, (ii) commencing on November 1, 1995, the sum of Six Thousand ($6,000.00) Dollars per month for each and every month during the lease term up to and including October 31, 1998,
         (iii) commencing on November 1, 1998, a monthly rental for the next five (5) year period during the lease term equal to the monthly rental for the immediately preceding three (3) year period plus ten (10%) percent and (iii) a monthly rental for each five (5) year period during the lease term thereafter equal to the monthly rental for the immediately preceding five (5) year period plus ten (10%) percent. The rent shall be payable on the first day of each and every month during the lease term.

         5. The following new paragraph 33 is hereby added to the Lease to read in its entirety as follows:

         33rd: In furtherance of the provisions of paragraph 29 hereof, Tenant covenants and agrees that Tenant shall, at Tenant's sole cost and expense, comply at all times with all Requirements (as hereinafter defined)
                                        2

         governing the use, generation, storage, treatment and/or disposal of any Hazardous Materials (as hereinafter defined), the presence of which results from or in connection with the act or omission of Tenant, or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns or the breach of this Lease by Tenant, or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns. The term "HAZARDOUS MATERIALS" shall mean any biologically or chemically active or other toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCBS, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., and as hazardous wastes under the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6010, et seq., any chemical substance or mixture regulated under the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. 2601, et seq., any "toxic pollutant" under the Clean Water Act, 33 U.S.C. ss. 466 et seq., as amended, any hazardous air pollutant under the Clean Air Act, 42 U.S.C. ss. 7401 et seq., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1802, et seq., and any hazardous or toxic substances or pollutant regulated under any other Requirements including, without limitation, ECRA. The term "REQUIREMENTS" shall mean (i) all present and future laws, rules, ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary as well as ordinary, retroactive and prospective, of the United States of America, the State of New Jersey, the Borough of South Plainfield, and/or any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, which have jurisdiction over or affect, directly or indirectly, the Premises or any portion thereof or the maintenance, operation or occupation of the Premises, (ii) all requirements, obligations and conditions of all instruments of record on the date of this Lease, and (iii) all requirements, obligations and conditions imposed by any fire rating agency or by the carrier of Landlord's hazard insurance policy for the Premises.

                  Tenant agrees to execute, from time to time, at Landlord's request, affidavits, representations and the like concerning Tenant's best knowledge and belief regarding the presence of Hazardous Materials in, on,

                                        3

         under or about the Premises. Tenant shall indemnify and hold harmless the Landlord, and all of its shareholders, principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns from and against any loss, claim, cost, damage, liability or expense (including attorneys' fees and disbursements) arising by reason of any clean up, removal, remediation, detoxification action or any other activity required or recommended of the Landlord, or any of its principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns by any Governmental Authority by reason of the presence in, on, under or about the Premises of any Hazardous Materials, as a result of or in connection with the act or omission of Tenant or any of Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns or the breach of this Lease by Tenant or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns. The foregoing covenants and indemnity shall survive the expiration or any termination of this Lease.

         6. Tenant, from and after the date of this Amendment To Lease Agreement, shall be deemed to mean and refer to Suburban Transit Corp., Central Jersey Transit, Inc. f/k/a Plainfield Transit, Inc., Suburban Trails, Inc. and H.A.M.L. Corp., collectively, jointly and severally, for any all purposes under the Lease, as amended hereby, and each of the foregoing entities shall have all of the rights, privileges, obligations and liabilities under the Lease as if they were the original tenant named in the Lease.

         7. All terms and conditions of the Lease not specifically modified or amended hereby shall remain unamended and in full force and effect.

         8. Except as may be otherwise set forth in this Amendment, all capitalized terms as used herein shall have the same meaning as ascribed to them in the Lease.

         9. This Amendment shall be binding upon and inure to the benefit of the parties hereto, as well as their respective heirs, successors, administrators, executors, representatives and assigns.

                                        4

         10. In the event of any inconsistencies between the terms and conditions of the Lease and the terms and conditions of this Amendment, then in such event, the terms and conditions set forth in this Amendment shall supersede and shall be deemed paramount in all respects to the terms and conditions of the Lease and/or any other agreement or understanding, oral or written, by and between the Landlord and Tenant with respect to the Lease and/or the Premises at any time, now or hereafter.

         11. This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to any principles of conflicts of law.

         IN WITNESS WHEREOF, the Landlord and Tenant have executed this Amendment as of the date and year first written above.

                                    LANDLORD:

                                    SIDNEY KUCHIN

                                    TENANT:

                                    SUBURBAN TRANSIT CORP.

                                    BY:


AGREED, ACKNOWLEDGED
  AND ACCEPTED:

SUBURBAN TRAILS, INC.

BY:


CENTRAL JERSEY TRANSIT, INC.
  F/K/A PLAINFIELD TRANSIT, INC.

BY:


H.A.M.L. CORP.

BY:

                                        5

STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
SUBURBAN TRANSIT CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.

                                           NOTARY PUBLIC


STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
CENTRAL JERSEY TRANSIT, INC. f/k/a PLAINFIELD TRANSIT, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.

                                           NOTARY PUBLIC


STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
SUBURBAN TRAILS, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.

                                           NOTARY PUBLIC

                                        6

STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On this        day of               , 1996, before me
personally came                      , to me known, who being by
me duly sworn, did depose and say that he resides at
                                ,; that he is the President of
H.A.M.L. CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.

                                      NOTARY PUBLIC


STATE OF                            )
                                    ) SS.:
COUNTY OF                           )

         On the _________ day of ___________________ , 1996, before me personally came SIDNEY KUCHIN to me known to be the individual named in and who executed the foregoing instrument and acknowledged that they signed his name thereto.

                                       NOTARY PUBLIC

                                        7

              RIDER TO LEASE AGREEMENT DATED AS OF NOVEMBER 1, 1995
                  BY AND BETWEEN SIDNEY KUCHIN, AS LANDLORD AND
                 H.A.M.L. CORP., AS TENANT, FOR CERTAIN PREMISES
                       KNOWN AS AND BY THE STREET ADDRESS
               601 NEW MARKET AVENUE, SOUTH PLAINFIELD, NEW JERSEY

         32. The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, (i) the sum of One Thousand Five Hundred ($1,500.00) Dollars per month for each month during the lease term up to and including October 31, 1998, (ii) commencing on November 1, 1998, a monthly rental for the next five (5) year period during the lease term equal to the monthly rental for the immediately preceding three (3) year period plus ten (10%) percent and (iii) a monthly rental for each five (5) year period during the lease term thereafter equal to the monthly rental for the immediately preceding five (5) year period plus ten (10%) percent. The rent shall be payable on the first day of each and every month during the lease term.

         33. Notwithstanding anything contained in the printed portion of this Lease or elsewhere herein to the contrary, it is the intention of the parties that, and this Lease shall be deemed and construed to be, a "triple net lease" and the Landlord shall receive all rents, additional rents and all other payments hereunder to be made by the Tenant, if any, free from any charges, assessments, impositions, expenses or deductions of any and every kind or nature whatsoever. By way of example, and not by way of limitation, Tenant shall pay and be responsible for all repairs, both structural and non-structural, all real estate taxes and assessments, all utilities, all insurance (in such amount and form as may be required by Landlord), etc. Nothing herein contained shall be construed to require the Tenant to pay any inheritance, franchise, corporation, income or excess profits taxes, or surtax, imposed upon the Landlord named herein or its predecessors in title, or upon the legal representatives, successors or assigns or any of them, nor shall the Tenant have any obligation to pay any interest or amortization under any mortgage or mortgages placed upon the demised premises by the Landlord.

         34. In the event of any conflict in the terms, conditions and provisions set forth in this Rider to the Lease and the terms, conditions and provisions of the printed portion of this Lease, the terms, conditions and provisions of this Rider shall control.

         35. Tenant shall, at it sole cost and expense, comply with the Environmental Cleanup Responsibility Act ("ECRA") N.J.S.A. 13:1K-6 et. seq. In order to comply with ECRA, the Tenant shall undertake all sampling and cleanup required by the landlord or the New Jersey Department of Environmental protection ("NJDEP") and shall execute all documents and pay all fees necessary or desirable for such compliance, which execution and/or payment may be requested by either the Landlord and/or NJDEP. It is understood that this provision shall apply with regard to any action which might require compliance with ECRA, including without limitation, the termination of this Lease, the change of use of the Premises, an assignment or sublease of all or part of the Premises, bankruptcy, or the conveyance of title to the Premises. It is understood that this provision shall survive the expiration or earlier termination of this Lease.

         36. Landlord and Tenant agree, at the option or request of either party, to prepare, execute and record a memorandum of this Lease in the county in which the Premises is located.

         37. Notwithstanding anything else set forth in the Lease or this Rider, except for such costs as may be directly applicable to a particular tenant, such as repairs to the Premises required as a result of the actions of a particular tenant, all such additional costs and expenses which are the responsibility of the tenants at the Premises, including by way of example, and not by way of limitation, repairs, real estate taxes and assessments, utilities and insurance, shall be paid proportionately by the Tenant and the other tenant on the Premises, with the portion payable by the Tenant equal to the monthly rent payable by the Tenant to the Landlord divided by the total monthly rent payable to the Landlord by the Tenant and the other tenant on the Premises.

         38. In furtherance of the provisions of paragraph 35 hereof, Tenant covenants and agrees that Tenant shall, at Tenant's sole cost and expense, comply at all times with all Requirements (as hereinafter defined) governing the use, generation, storage, treatment and/or disposal of any Hazardous Materials (as hereinafter defined), the presence of which results from or in connection with the act or omission of Tenant, or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns or the breach of this Lease by Tenant, or any of the Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns. The term "HAZARDOUS MATERIALS" shall mean any biologically or chemically active or other toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCBS, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances"
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or similarly identified in or pursuant to the Comprehensive Environmental
Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., and as hazardous wastes under the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6010, et seq., any chemical substance or mixture regulated under the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. 2601, et seq., any "toxic pollutant" under the Clean Water Act, 33 U.S.C. ss. 466 et seq., as amended, any hazardous air pollutant under the Clean Air Act, 42 U.S.C. ss. 7401 et seq., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1802, et seq., and any hazardous or toxic substances or pollutant regulated under any other Requirements including, without limitation, ECRA. The term "REQUIREMENTS" shall mean (i) all present and future laws, rules, ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary as well as ordinary, retroactive and prospective, of the United States of America, the State of New Jersey, the Borough of South Plainfield, and/or any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, which have jurisdiction over or affect, directly or indirectly, the Premises or any portion thereof or the maintenance, operation or occupation of the Premises, (ii) all requirements, obligations and conditions of all instruments of record on the date of this Lease, and (iii) all requirements, obligations and conditions imposed by any fire rating agency or by the carrier of Landlord's hazard insurance policy for the Premises.

         Tenant agrees to execute, from time to time, at Landlord's request, affidavits, representations and the like concerning Tenant's best knowledge and belief regarding the presence of Hazardous Materials in, on, under or about the Premises. Tenant shall indemnify and hold harmless the Landlord, and all of its shareholders, principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns from and against any loss, claim, cost, damage, liability or expense (including attorneys' fees and disbursements) arising by reason of any clean up, removal, remediation, detoxification action or any other activity required or recommended of the Landlord, or any of its principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns by any Governmental Authority by reason of the presence in, on, under or about the Premises of any Hazardous Materials, as a result of or in connection with the act or omission of Tenant or any of Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns or the breach of this Lease by Tenant or any of the

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Tenant's principals, shareholders, officers, directors, agents, representatives, employees, contractors, subcontractors, successors and/or assigns. The foregoing covenants and indemnity shall survive the expiration or any termination of this Lease.

                                    LANDLORD:

                                    SIDNEY KUCHIN


                                    TENANT:

                                    H.A.M.L. CORP.

                                    BY:

                                    SUBURBAN TRANSIT CORP.

                                    BY:

                                    SUBURBAN TRAILS, INC.

                                    BY:

                                    CENTRAL JERSEY TRANSIT, INC. F/K/A
                                      PLAINFIELD TRANSIT, INC.

                                    BY:

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